Exhibit 99.1

PRESS RELEASE

FOR IMMEDIATE RELEASE

Flowserve Appoints John L. Garrison, Jr. and Michael C. McMurray to its

Board of Directors

DALLAS, October 4, 2018 – Flowserve Corporation (NYSE: FLS), a leading provider of flow control products and services for the global infrastructure markets, today announced that its board of directors has elected John L. Garrison, Jr. and Michael C. McMurray as independent directors, effective immediately. With the addition of Garrison and McMurray, the Flowserve board expands to eleven directors.

“We are extremely pleased to add John and Michael to Flowserve’s board of directors as they bring extensive experience in global manufacturing industries with many similarities to Flowserve, as well as new thinking that will help support the company’s current transformation efforts,” said Roger Fix, chairman of the Flowserve board of directors.

“John brings a strong background in transformational leadership, while Michael has an extensive financial background in the oil and gas industry, both of which will serve us well on the board,” said Scott Rowe, Flowserve president and chief executive officer. “We look forward to their immediate contributions to help support our transformation efforts, global growth strategies and driving increased shareholder value.”

John Garrison, 58, brings more than 25 years of industrial manufacturing experience to the Flowserve board of directors. He has served as the president and chief executive officer of Terex Corporation since 2015 and was appointed chairman of the Terex Board in August 2018. Terex is a publicly-traded global manufacturer of lifting and material processing products with an annual revenue of approximately $4.4 billion and 11,000 employees. Prior to Terex, John was president and chief executive officer of Bell Helicopter, a segment of Textron, Inc.

Michael McMurray, 53, is a seasoned financial executive and is currently serving as senior vice president and chief financial officer of Owens Corning. Owens Corning is a publicly-traded composites and construction materials manufacturer with 19,000 employees in 37 countries and approximately $6.4 billion in annual revenue. Prior to this role, Michael served in the roles of vice president, Investor Relations and treasurer of Owens Corning’s Building Materials Group. Prior to joining Owens Corning in 2008, he had over two decades of finance experience at Royal Dutch Shell.

About Flowserve

Flowserve Corp. is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the company’s Web site at www.flowserve.com.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; risks associated with cost overruns on fixed-fee projects and in taking customer orders for large complex custom engineered products; the substantial dependence of our sales on the success of the oil and gas, chemical, power generation and water management industries; the adverse impact of volatile raw materials prices on our products and operating margins; our ability to execute and realize the expected financial benefits from our strategic manufacturing optimization and realignment initiatives; economic, political and other risks associated with our international operations, including military actions or trade embargoes that could affect customer markets, particularly North African, Russian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Venezuela; our furnishing of products and services to nuclear power plant facilities and other critical processes; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; a foreign government investigation regarding our participation in the United Nations Oil-for-Food Program; expectations regarding acquisitions and the integration of acquired businesses; our ability to anticipate and manage cybersecurity risk, including the risk of potential business disruptions or financial losses; our relative geographical profitability and its impact on our utilization of deferred tax assets, including foreign tax credits; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; environmental compliance costs and liabilities; potential work stoppages and other labor matters; our inability to protect our intellectual property in the U.S., as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. Throughout our materials we refer to non-GAAP measures as “Adjusted.” Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

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Flowserve Contacts

Investor Contacts:

Jay Roueche, Vice President, Investor Relations & Treasurer	(972) 443-6560
Mike Mullin, Director, Investor Relations	(972) 443-6636

Media Contact:

Lars Rosene, Vice President, Corporate & Marketing Communications	(972) 443-6644

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